MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares to stockholders of Marshall National Bank and Trust Company, and any amendment or amendments to such Registration Statement hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Dated: December 9, 1997

Signature                       Title      Signature                    Title
---------                       -----      ---------                    -----

/s/ William J. McCarthy         Director   /s/ Christian H. Poindexter  Director
-----------------------------              ---------------------------
William J. McCarthy                        Christian H. Poindexter


/s/ Thomas M. Bancroft, Jr.     Director   /s/ William R. Brody         Director
-----------------------------              ---------------------------
Thomas M. Bancroft, Jr.                    William R. Brody


/s/ George L. Bunting, Jr.      Director   /s/ Calman J. Zamoiski, Jr.  Director
-----------------------------              ---------------------------
George L. Bunting, Jr.                     Calman J. Zamoiski, Jr.


/s/ Richard O. Berndt           Director   /s/ Morton B. Plant          Director
-----------------------------              ---------------------------
Richard O. Berndt                          Morton B. Plant


/s/ William C. Richardson       Director   /s/ Cynthia A. Archer        Director
-----------------------------              ---------------------------
William C. Richardson                      Cynthia A. Archer


/s/ Robert A. Kinsley           Director                                Director
-----------------------------              ---------------------------
Robert A. Kinsley


/s/ Freeman A. Hrabowski        Director                                Director
-----------------------------              ---------------------------
Freeman A. Hrabowski


/s/ Robert D. Kunisch           Director                                Director
-----------------------------              ---------------------------
Robert D. Kunisch


/s/ B. Larry Jenkins            Director                                Director
-----------------------------              ---------------------------
B. Larry Jenkins


/s/ Donald J. Shepard           Director                                Director
-----------------------------              ---------------------------
Donald J. Shepard


/s/ James A. Block              Director
-----------------------------              ---------------------------  Director
James A. Block